Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
NOTE 26 - SUBSEQUENT EVENTS
On January 10, 2022, CBI and Comunibanc Corp. (“Comunibanc”), the parent company of The Henry County Bank entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which CBI will acquire Comunibanc and its wholly-owned subsidiary, The Henry County Bank. It is anticipated that The Henry County Bank will be merged with and into Civista, upon completion of the transaction. At that time, The Henry County Bank’s seven banking offices located in Northwestern Ohio, will become offices of Civista. As of September 30, 2021, Comunibanc and The Henry County Bank had total consolidated assets of $329 million, total loans of $165 million and total deposits of $276 million.
Under the terms of the Merger Agreement, for each share of Comunibanc common stock issued and outstanding, Comunibanc shareholders have the right to receive 1.1888 CBI common shares and $30.13 in cash. This implies a deal value of approximately $50.2 million in the aggregate or $60.59 per Comunibanc share based on the closing price of Civista’s common stock on January 7, 2022 of $25.62.
The merger is anticipated to be completed during the second quarter of 2022, and is subject to the satisfaction of the closing conditions in the Merger Agreement and the approval of the appropriate regulatory authorities and of the shareholders of Comunibanc.